Pay vs Performance Disclosure - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Pay vs Performance Disclosure
Pay vs Performance Disclosure, Table

Year	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid for PEO (2)(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid for Non-PEO Named Executive Officers(3)(4)	Net Income (in thousands)	Adjusted NOI (in thousands)(5)
2023	$1,010,044	$1,010,044	$465,977	$465,977	$(160,249)	63,000
2022	$330,802	$330,802	$237,784	$237,784	$(54,501)	N/A

Company Selected Measure Name	Adjusted NOI
Named Executive Officers, Footnote	The principal executive officer, or the PEO, for 2023 and 2022 is Kendall K. Young.The non-PEO named executive officers for 2023 were Nicholas R. Balzo and Ann B. Harrington. The non-PEO named executive officer for 2022 was Nicholas R. Balzo. Due to the timing of Ms. Harrington’s appointment on October 1, 2023, the compensation included in the Summary Compensation Table for Ms. Harrington does reflect a full year of employment and her non-equity incentive award earned in 2023 was based on her individual performance rather than any company performance measures.
PEO Total Compensation Amount	$ 1,010,044	$ 330,802
PEO Actually Paid Compensation Amount	$ 1,010,044	330,802
Adjustment To PEO Compensation, Footnote	We did not make any adjustments to the Summary Compensation Table total to calculate CAP because the Company did not grant any option or stock awards in 2023 or 2022, nor does the Company maintain a pension plan.
Non-PEO NEO Average Total Compensation Amount	$ 465,977	237,784
Non-PEO NEO Average Compensation Actually Paid Amount	$ 465,977	237,784
Adjustment to Non-PEO NEO Compensation Footnote	We did not make any adjustments to the Summary Compensation Table total to calculate CAP because the Company did not grant any option or stock awards in 2023 or 2022, nor does the Company maintain a pension plan.
Compensation Actually Paid vs. Net Income	Net Loss. The Company’s net loss, calculated in accordance with U.S. GAAP, was approximately $160 million in 2023, compared to approximately $55 million in 2022. CAP to our PEO and the average of our other NEOs increased by approximately 205% and 96%, respectively, due principally to the full year of employment during 2023. The Company does not use net income as a performance measure in evaluating executive compensation. Net income is determined using cost accounting for real estate assets which assumes that the value of the Company’s properties diminishes predictably over time. Historically, the value of the Company’s properties do not depreciate over time but are instead based on other market factors including current revenues and estimated future growth. For this reason, the Compensation Committee believes that net income is not the best performance measure for use in evaluating executive compensation.
Compensation Actually Paid vs. Company Selected Measure	Adjusted NOI. Although the impact of the full year of employment on CAP in 2023 was primarily responsible for the increase in CAP as compared to 2022, Adjusted NOI represented a 56% weighting for our 2023 short-term incentive program, which was applicable to our PEO and certain of our named executive officers. As a result, $304,080, or approximately 30% of the CAP, for the PEO was based on achievement of growth in Adjusted NOI over 2023.
Tabular List, Table
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the named executive officers for 2023. Please see the Compensation Discussion & Analysis above for a further description of the metrics used in our company’s executive compensation program.

•Adjusted NOI
•Adjusted G&A

Net Income (Loss)	$ (160,249,000)	$ (54,501,000)
Company Selected Measure Amount	63,000,000
PEO Name	Kendall K. Young
Additional 402(v) Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid,” or CAP, to our named executive officers and certain financial performance metrics.
Our shares are not listed on any national securities exchange; accordingly, we omitted from the table the columns pertaining to total stockholder return metrics. As discussed above, the Compensation Committee selected Adjusted NOI as its selected performance measure, as it believes that Adjusted NOI is the best metric to measure the growth in net operating income at the Company’s properties, which is critical to the Company’s achievement of its strategic objectives. See “—Non-GAAP Financial Measures” and “—Short Term Incentive Program (Annual Bonus)” above for additional information regarding how Adjusted NOI is defined and used in our compensation structure. We omitted the “Company Selected Performance Measure” and the tabular list of financial performance measures for 2022. As discussed earlier in the Compensation Discussion and Analysis, we completed our internalization on October 21, 2022, and prior to such date, our named executive officers were compensated by our Former Advisor. In 2022, we did not use any financial performance measures to link executive compensation actually paid to company performance; instead, the non-equity annual incentive awards earned by our named executive officers for 2022 were based on each executive officer’s individual performance.As discussed earlier in the Compensation Discussion and Analysis, we completed the Internalization on October 21, 2022 and, prior to such date, our named executive officers were compensated by our Former Advisor. CAP for 2022 therefore reflects only a partial year of employment for each of the named executive officers, and the non-equity annual incentive awards in 2022 were based on each executive officer’s individual performance rather than company financial performance measures. As a result, 2023 CAP and 2022 CAP, and the related impact of company performance, are not comparable.
Measure:: 1
Pay vs Performance Disclosure
Name	Adjusted NOI
Measure:: 2
Pay vs Performance Disclosure
Name	Adjusted G&A